UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 7, 2008
SPSS Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22194	36-2815480

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Wacker Drive, Chicago, Illinois		60606

(Address of Principal Executive Offices)		(Zip Code)
(312) 651-3000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 7, 2008, SPSS Inc. (the “Company”) entered into the SPSS – Globalware Physical Fulfillment and Delivery Hosting Agreement – Statement of Work with GlobalWare Solutions, Inc. (“GWS”), effective as of April 7, 2008 (the “Distribution SOW”). On April 7, 2008, the Company entered into the SPSS – Globalware Electronic Software Delivery Hosting Agreement – Statement of Work with GWS, effective as of April 7, 2008 (the “Electronic Delivery SOW”). Both the Distribution SOW and the Electronic Delivery SOW reference the terms of the Globalware Solutions Service Agreement entered into by the Company and GWS on May 10, 2007 and amended by the parties on April 7, 2008.
Pursuant to the Distribution SOW, GWS or its suppliers will duplicate SPSS software media and documentation and fulfill and ship software and documentation orders for the Company in the United States and multiple international locations. The term of the Distribution SOW is two years and can be renewed for successive one year terms. The foregoing summary of the terms of the Distribution SOW is qualified in its entirety by the text of the Distribution SOW attached hereto as Exhibit 10.4 and incorporated herein by reference. The Distribution SOW replaces an agreement between SPSS and Banta Global Turnkey, Ltd. (“Banta”) for similar services which will terminate on October 4, 2008 pursuant to notice given by SPSS on April 7, 2008, as further described in Item 1.02 below.
The Electronic Delivery SOW allows the Company to electronically deliver its software. The term of the Electronic Delivery SOW is two years and can be renewed for successive one year terms. The foregoing summary of the terms of the Electronic Delivery SOW is qualified in its entirety by the text of the Electronic Delivery SOW attached hereto as Exhibit 10.5 and incorporated herein by reference.
ITEM 1.02: TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
Prior to entering into the Distribution SOW described in Item 1.01 above, SPSS was party to a Software Distribution Agreement with Banta, dated as of January 3, 2006 (the “Banta Agreement”). On April 7, 2008, as a result of the Company’s entry into the Distribution SOW, SPSS provided Banta with notice of termination pursuant to the terms of the Banta Agreement. The Banta Agreement will terminate on October 4, 2008. Under the Banta Agreement, Banta agreed to provide services similar to the services that GWS will provide to the Company pursuant to the Distribution SOW.
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
10.1	Globalware Solutions Service Agreement, dated as of May 10, 2007, by and between SPSS Inc. and GlobalWare Solutions, Inc.

10.2	Addendum to Globalware Solutions Service Agreement dated May 10, 2007, dated as of April 7, 2008, by and between SPSS Inc. and GlobalWare Solutions, Inc.

10.3	Addendum 2 to Globalware Solutions Service Agreement dated May 10, 2007, dated as of April 7, 2008, by and between SPSS Inc. and GlobalWare Solutions, Inc.

10.4	SPSS – Globalware Physical Fulfillment and Delivery Hosting Agreement – Statement of Work, dated as of April 7, 2008, by and between SPSS Inc. and GlobalWare Solutions, Inc.

10.5	SPSS – Globalware Electronic Software Delivery Hosting Agreement – Statement of Work, dated as of April 7, 2008, by and between SPSS Inc. and GlobalWare Solutions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPSS INC.
	By:	/s/ Raymond H. Panza
Raymond H. Panza
Dated: April 7, 2008		Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary

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